Exhibit 10.1

                                ACTIVISION, INC.


                          SECOND AMENDED AND RESTATED
                       2002 EMPLOYEE STOCK PURCHASE PLAN
                        (EFFECTIVE AS OF APRIL 1, 2005)
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                               TABLE OF CONTENTS
                                                                            Page
SECTION 1.   DEFINITIONS...... ................................................1
SECTION 2.   PURPOSE OF THE PLAN...............................................3
SECTION 3.   ADMINISTRATION OF THE PLAN........................................3
        (a)      Committee Composition ........................................3
        (b)      Committee Responsibilities ...................................3
SECTION 4.   ENROLLMENT AND PARTICIPATION......................................4
        (a)      Offering Periods..............................................4
        (b)      Accumulation Periods..........................................4
        (c)      Enrollment....................................................4
        (d)      Duration of Participation.....................................4
        (e)      Applicable Offering Period and Reset Provision................4
        (f)      Grant of Option on Enrollment.................................5
SECTION 5.   EMPLOYEE CONTRIBUTIONS............................................5
        (a)      Frequency of Payroll Deductions...............................5
        (b)      Amount of Payroll Deductions..................................5
        (c)      Changing Withholding Rate.....................................5
        (d)      Discontinuing Payroll Deductions..............................5
SECTION 6.   WITHDRAWAL FROM THE PLAN..........................................6
        (a)      Withdrawal....................................................6
        (b)      Return of Payroll Deductions; Readmittance....................6
SECTION 7.   CHANGE IN EMPLOYMENT STATUS.......................................6
        (a)      Termination of Employment.....................................6
        (b) Leave of Absence...................................................6
SECTION 8.   PLAN ACCOUNTS AND PURCHASE OF SHARES..............................6
        (a)      Plan Accounts ................................................6
        (b)      Purchase Price ...............................................6
        (c)      Number of Shares Purchased ...................................7
        (d)      Available Shares Insufficient ................................7
        (e)      Issuance of Stock ............................................7
        (f)      Unused Cash Balances .........................................7
        (g)      Stockholder Approval .........................................8
        (h) Brokerage Account..................................................8
SECTION 9.   LIMITATIONS ON STOCK OWNERSHIP....................................8
        (a)      Five Percent Limit............................................8
        (b)      Dollar Limit..................................................8
        (c)      Other Stock Purchase Plans; Effects of Preclusion.............8
SECTION 10.  RIGHTS NOT TRANSFERABLE...........................................9
SECTION 11.  NO RIGHTS AS AN EMPLOYEE..........................................9
SECTION 12.  NO RIGHTS AS A STOCKHOLDER........................................9
SECTION 13.  CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES..9
SECTION 14.  STOCK OFFERED UNDER THE PLAN......................................9
        (a) Authorized Shares .................................................9
        (b) Capital Changes....................................................9
SECTION 15.  NOTICE OF DISPOSITION............................................10
SECTION 16.  EQUAL RIGHTS AND PRIVILEGES......................................10
SECTION 17.  NOTICES..........................................................10
SECTION 18.  STOCKHOLDER APPROVAL OF AMENDMENTS...............................11
SECTION 19.  DESIGNATION OF BENEFICIARY.......................................11
        (a)      Written Designation..........................................11
        (b)      No Written Designation.......................................11
SECTION 20.  APPLICABLE LAW. .................................................11
SECTION 21.  EFFECTIVE DATE; AMENDMENT OR TERMINATION OF PLAN.................11
SECTION 22.  TAX WITHHOLDING..................................................12

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                                ACTIVISION, INC.
                          SECOND AMENDED AND RESTATED
                       2002 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. DEFINITIONS.

     (a) "Accumulation Period" means a six month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

     (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a committee of the Board, as described in Section 3.

     (e) "Company" means Activision, Inc., a Delaware corporation.

     (f) "Compensation" means all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a Participant's compensation herein, any election by such Participant to reduce his or her regular cash remuneration under Section 125 or 401(k) of the Code shall be treated as if the Participant did not make such election. The Committee shall determine whether a particular item is included in Compensation.

     (g) "Eligible Employee" means any employee of a Participating Company who meets each of the following requirements:

          (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

          (ii) He or she was employed by a Participating Company on the fifteenth (15th) day of the month before the beginning of such Offering Period.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

          (i) If Stock was listed and traded on The Nasdaq National Market System on the date in question, then the Fair Market Value shall be equal to the price at which such Stock last traded on such date as reported by The Nasdaq National Market System;

          (ii) If Stock was listed and traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the price at which such Stock last traded on such date as reported by such stock exchange; or

          (iii) Notwithstanding the foregoing provisions, if the Committee determines that the last trading price does not adequately reflect Fair Market Value, Fair Market Value may be determined by the Committee in good faith on such basis as it deems appropriate. In making such determination, the Committee shall consider the financial conditions of the Company and its recent operating results, values of publicly-traded securities of other comparable institutions and the lack of liquidity of the Company's shares, and such other factors as the Committee in its sole discretion deems relevant.

Whenever possible, the determination of Fair Market Value by the Committee under clauses (i) and (ii), above, shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons (unless clause (iii) above is applicable).

     (j) "Offering Date" means the first day of each Offering Period.

     (k) "Option" means an Option described in Section 4(f).

     (l) "Offering Date FMV" means the Fair Market Value of the Stock on the Offering Date or, if such Offering Date is not a trading date, the last trading date prior to such Offering Date.

     (m) "Offering Period" means a 6 month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 4(a), provided, however, that the Committee shall have the power to change the duration of Offering Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     (n) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

     (o) "Participating Company" means (i) the Company and (ii) each present or future domestic Subsidiary designated by the Committee as a Participating Company.

     (p) "Plan" means this Activision, Inc., Second Amended and Restated 2002 Employee Stock Purchase Plan, as it may be amended from time to time.

     (q) "Plan Account" means the account established for each Participant pursuant to Section 8(a).

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     (r) "Purchase Date" means the last day of an Accumulation Period provided, however, that if the Stock is listed and traded on a stock exchange (including The Nasdaq National Market System) during an Accumulation Period and the last day of such Accumulation Period falls on a day which is not a trading date for such stock exchange, then the "Purchase Date" shall be the last trading date in such Accumulation Period.

     (s) "Purchase Date FMV" means the Fair Market Value of the Stock on the Purchase Date.

     (t) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

     (u) "Stock" means the common stock of the Company, $0.000001 par value.

     (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (w) "Treasury Regulations" means the Treasury Regulations promulgated under the Code.

SECTION 2. PURPOSE OF THE PLAN.

     The purpose of the Plan is to provide Eligible Employees with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments, or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition therein.

SECTION 3. ADMINISTRATION OF THE PLAN.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist exclusively of two or more directors of the Company, each of whom is a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

     (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the provisions of the Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. Members of the Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

SECTION 4. ENROLLMENT AND PARTICIPATION.

     (a) Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. The Offering Period commencing on October 1, 2004, may overlap with the Offering Period commencing on April 1, 2005. The Offering Periods shall consist of the 6-month periods commencing on each April 1 and October 1.

     (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six month periods commencing on each April 1 and October 1.

     (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies (or will qualify) as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the subscription agreement prescribed for this purpose by the Committee. The subscription agreement shall be filed with the Company at the prescribed location not later than the 15th day of the month before such Offering Date (unless a later time for filing a subscription agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period).

     (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6 or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 5(d) or 9(c). Such Participant is not required to file any additional subscription agreements in order to continue participation in the Plan. A Participant who discontinued employee contributions under Section 5(d) or withdrew from the Plan under Section 6 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(c) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

     (e) Applicable Offering Period. For purposes of this Plan the applicable Offering Period shall be determined as follows:

          (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period or (B) the end of his or her participation under subsection (d) above.

          (ii) When a Participant reaches the end of an Offering Period (the "Current Offering Period") but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of such Current Offering Period.

     (f) Grant of Option on Enrollment. Enrollment by an Eligible Employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date for such Offering Period) by the Company to such Eligible Employee of an option (an "Option") to purchase on each Purchase Date up to that number of shares of Stock of the Company determined under Section 8(c).

SECTION 5. EMPLOYEE CONTRIBUTIONS.

     (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to subsection (b) below, shall occur on each payday during participation in the Plan.

     (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the subscription agreement the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock hereunder. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 2% nor more than 15%. Notwithstanding anything to the contrary in this Plan, the total withholding under this Section 5(b) for any one Participant shall not exceed an aggregate amount of $10,000 for the two Accumulation Periods ending in any one calendar year. For the avoidance of doubt and by way of example, if $6,000 is withheld for the Accumulation Period ending March 31 of a particular calendar year, then the withholdings for the Accumulation Period ending September 30 shall not exceed $4,000.

     (c) Changing Withholding Rate. A Participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company's or Subsidiary's (whichever employs such employee) payroll department (the "payroll department") a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 20 days after the payroll department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but once a rate has been established a Participant may elect only one increase and only one decrease in such rate during each Offering Period in which such Participant is included. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the payroll department a new authorization for payroll deductions not later than the 10th day of the month before the beginning of such Offering Period.

     (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new subscription agreement with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(c).) A Participant who has discontinued employee contributions may resume such contributions effective with the next Offering Period by filing a new subscription agreement with the Company at the prescribed location if he or she then is an Eligible Employee.

SECTION 6. WITHDRAWAL FROM THE PLAN.

     (a) Withdrawal. Each Participant may withdraw from an Offering Period under the Plan by signing and delivering to the payroll department notice thereof on a form provided for such purpose. Such withdrawal may be elected at any time at least twenty (20) days prior to the end of an Accumulation Period.

     (b) Return of Payroll Deductions; Readmittance. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned, without interest, to the withdrawn Participant and his or her interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by timely filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan if he or she then is an Eligible Employee.

SECTION 7. CHANGE IN EMPLOYMENT STATUS.

     (a) Termination of Employment. Termination of a Participant's employment for any reason, including retirement or death or the failure of a Participant to remain an Eligible Employee, terminates his or her participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan Account will be returned, without interest, to him or her or, in the case of his or her death, to his or her legal representative.

     (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or any other leave of absence, if such other leave was approved by the Committee in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) Plan Accounts. The Company shall maintain an account on its books in the name of each Participant (a "Plan Account"). All payroll deductions made for a Participant are credited to his or her Plan Account under the Plan and are deposited with the general funds of the Company; no interest shall accrue on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A Participant may not make any separate cash payment into his or her payroll deduction Plan Account and payment for shares purchased under the Plan may not be made in any form other than by payroll deduction.

     (b) Purchase Price. The Purchase Price for each share of Stock purchased on a Purchase Date shall be the lower of:

          (i) 85% of the Offering Date FMV of such share on the Offering Date for the Offering Period that includes such Purchase Date; or

          (ii) 85% of the Purchase Date FMV of such share on such Purchase Date.

     (c) Number of Shares Purchased. On each Purchase Date, as long as the Plan remains in effect, the Company shall apply the funds then in each Participant's Plan Account to the purchase of whole shares of Stock. As of each Purchase Date, each Participant shall be deemed to have elected to exercise his or her Option to purchase the number of shares of Stock calculated in accordance with this subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6 provided, however, that no Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan was terminated prior to such Purchase Date. The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than the Maximum Share Amount (as defined below) on any Purchase Date nor more than the amounts of Stock set forth in Sections 9(a), 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share. Not less than twenty (20) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (the "Maximum Share Amount"). If a new Maximum Share Amount is set, then all Participants must be notified of such Maximum Share Amount not less than twenty
(20) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is established, it shall continue to apply with respect to all succeeding Purchase Dates and Accumulation Periods unless revised by the Committee as set forth above. The initial Maximum Share Amount is 5,000 shares.

     (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 14(a), then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable.

     (e) Issuance of Stock. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account (a "Brokerage Account") established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. During a Participant's lifetime, such Participant's option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of subsection (c) or (d) above, Sections 9(a), 9(b) or 14(a) shall be refunded to the Participant in cash, without interest.

     (g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

     (h) Brokerage Account. A Participant shall be free to undertake a disposition (as such term is defined in Section 424(c) of the Code) of the shares in his Brokerage Account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant's Brokerage Account until the holding periods set forth in Section 423(a) of the Code have been satisfied. With respect to shares for which the Section 423(a) holding periods have been satisfied, the Participant may transfer those shares to another brokerage account of Participant's choosing or request in writing that a stock certificate be issued and delivered to him.

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.

     (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this subsection (a), the following rules shall apply:

          (i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code and Section 1.423-2(d) of the Treasury Regulations;

          (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

          (iii) Each Participant shall be deemed to have the right to purchase a number of shares of Stock under this Plan equal to the Maximum Share Amount with respect to each Accumulation Period.

     (b) Dollar Limit. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, no Option granted under this Plan shall permit a Participant's right to purchase Stock under the Plan to accrue at a rate which exceeds $25,000 of Fair Market Value of Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, as determined under the provisions of Section 423(b)(8) and Treasury Regulation Section 1.423-2(i).

     (c) Other Stock Purchase Plans; Effects of Preclusion. For purposes of subsection (b) above, employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by subsection
(b) above from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10. RIGHTS NOT TRANSFERABLE.

     Neither payroll deductions credited to a Participant's Plan Account nor any rights with regard to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 20 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

SECTION 11. NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12. NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.

     Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

SECTION 14. STOCK OFFERED UNDER THE PLAN.

     (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 1,500,000, subject to adjustment pursuant to this Section 14.

     (b) Capital Changes. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the Stock of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase under the Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the Options under the Plan shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option under the Plan shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the optioned stock. If the Committee makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant that the Option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the Option will terminate upon the expiration of such period.

SECTION 15. NOTICE OF DISPOSITION.

     Each Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition (a "Disqualifying Disposition") occurs within the later of (i) two (2) years from the Offering Date, or (iii) twelve (12) months from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

SECTION 16. EQUAL RIGHTS AND PRIVILEGES.

     All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions in the Plan.

SECTION 17. NOTICES.

     All notices or other communications by a Participant to the Company under or in connection with the Plan shall be in writing and shall be deemed to have been duly given when delivered personally or deposited in the U.S. Mail, first class postage prepaid, addressed as follows: Activision, Inc., Stock Administration Department, Activision, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405, or as such other address as the Company, by notice to employees, may designate in writing from time to time.

SECTION 18. STOCKHOLDER APPROVAL OF AMENDMENTS.

     Any required approval of the stockholders of the Company for an amendment to the Plan shall be obtained at a duly held stockholders' meeting by the affirmative vote of the holders of a majority of the outstanding shares of the company represented and voting at the meeting, or if such stockholder approval is obtained by written consent, it must be obtained by the majority of the outstanding shares of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Committee determines, in its sole discretion after consultation with the Company's legal counsel, that such lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

SECTION 19. DESIGNATION OF BENEFICIARY.

     (a) Written Designation. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, with respect to the Participant's Plan Account in the event of such Participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Plan Account in the event of such Participant's death prior to a Purchase Date. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company.

     (b) No Written Designation. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 20. APPLICABLE LAW.

     The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

SECTION 21. EFFECTIVE DATE; AMENDMENT OR TERMINATION OF PLAN.

     (a) This Plan shall be effective on the day after the effective date of the Company's Registration Statement filed with the Securities Exchange Commission under the Securities Act, with respect to the shares issuable under the Plan (the "Effective Date"), subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board and the Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Stock reserved for issuance under the Plan, or July 21, 2012. The Board may at any time suspend or terminate the Plan, except that any such suspension or termination cannot affect Options previously granted under the Plan. The Board may at any time amend the Plan, provided, however, (i) no amendment shall make any change in an Option previously granted which would adversely affect the right of any Participant (without the prior consent of such Participant) and (ii) no amendment shall be made without approval of the stockholders of the Company obtained in accordance with Section 18 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 18) if such approval is required by an applicable law or regulation, or if such amendment would:

          (i) Increase the number of shares that may be issued under the Plan;

          (ii) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

          (iii) Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule).

     (b) Notwithstanding Section 21(a), with respect to those Participants whose Offering Period began on October 1, 2004, the provisions of the Amended and Restated Employee Stock Purchase Plan (the "Prior Plan") in effect prior to the adoption of this Second Amended and Restated Employee Stock Purchase Plan (the "New Plan") shall remain in effect with respect to such Offering Period only, except that in the event of a "reset" as provided for in Section 4(e)(ii) of the Prior Plan, which provides for a reset of the Offering Period through automatic re-enrollment, the term of the "subsequent Offering Period" referenced in
Section 4(e)(ii) of the Prior Plan shall be for 6 months.

SECTION 22. TAX WITHHOLDING.

     The Company shall notify a Participant of any income tax withholding requirements arising as a result of a Disqualifying Disposition of shares acquired pursuant to this Plan or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.

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